UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2006
The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, OK	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	918-573-2000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The Williams Companies, Inc. (“Williams”) today announced that its registration statement on Form S-4 (File No. 333-129779) (the “Registration Statement”) was declared effective by the Securities and Exchange Commission as of January 11, 2006. The Registration Statement relates to Williams’ offer to pay a cash premium to holders of any and all of up to $299,987,000 principal amount outstanding 5.50% Junior Subordinated Convertible Debentures due 2033 who elect to convert their debentures to shares of Williams’ common stock, $1.00 par value per share, subject to the terms of the offer (the “Conversion Offer”). The Conversion Offer expires at 5:00 p.m. New York City time on Wednesday, January 11, 2006.
A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.
Item 9.01. Financial Statements and Exhibits.
(a) None
(b) None
(c) Exhibits:
Exhibit 99.1 Copy of press release dated January 11, 2006, publicly reporting the matters discussed herein, filed pursuant to Item 8.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.
January 11, 2006
By:	/s/ Brian K. Shore
	Name:	Brian K. Shore
	Title:	Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated January 11, 2006

4